Exhibit 99.3

SUBSCRIPTION AGREEMENT

ArQule, Inc.
19 Presidential Way
Woburn, Massachusetts 01801

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1. This Subscription Agreement (this “Agreement”) is made as of the date set forth below between ArQule, Inc., a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance to certain investors of up to 5,788,095 shares (the “Shares”) of its Common Stock, par value $.01 per share (the “Common Stock”), for a purchase price of $5.25 per share (the “Purchase Price”).

3. The offering and sale of the Shares (the “Offering”) are being made pursuant to an effective Registration Statement on Form S-3 (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”). Promptly following the consummation of the sale of the Shares pursuant to the Offering, the Company will file a Prospectus Supplement (the “Prospectus Supplement”) with the Commission containing certain supplemental information regarding the Shares and terms of the Offering.

4. The Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor, the Shares set forth below for the aggregate purchase price set forth below. The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by the Investor and agreed to by the Company, the Shares purchased by the Investor will be delivered by electronic book-entry, registered in the Investor’s name and address as set forth below and will be released by American Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing (as defined in the Terms and Conditions for Purchase of Shares).

5. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates and (b) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Number of Shares: _________________

Aggregate Purchase Price: $___________

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: January ____, 2005

INVESTOR

By:

Name:

Title:

Address:

Agreed and Accepted

this ___day of January, 2005:

ARQULE, INC.

By:

Name:

Title:

2

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

2. Agreement to Sell and Purchase the Shares; Placement Agent.

     2.1. Purchase and Sale. At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the signature page to which these Terms and Conditions for Purchase of Shares are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

     2.2. Other Investors. The Company proposes to enter into this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

     2.3. Placement Agent. Investor acknowledges that the Company intends to pay J.P. Morgan Securities Inc. (the “Placement Agent”) fees (the “Placement Fees”) in respect of the sale of Shares to the Investors.

     2.4. Placement Agent Agreement. The Company has entered into a Placement Agent Agreement (the “Placement Agent Agreement”) with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company. A copy of the Placement Agent Agreement is available upon request.

3. Closings and Delivery of the Shares and Funds.

     3.1. Closing. The completion of the purchase and sale of the Shares (the “Closing”) will occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent. At the Closing, (a) the Company will cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the signature page hereto registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investors to the Escrow Agent (as defined in Section 3.3 hereof) for the benefit of the Company.

     3.2. Closing Conditions.

     (a) Conditions to the Company’s Obligations. The Company’s obligation to issue the Shares to the Investor will be subject to the accuracy as of the Closing Date of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled at or prior to the applicable Closing Date.

     (b) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Shares will be subject to the fulfillment of those undertakings of the Company to be fulfilled at or prior to the applicable Closing Date contained in the Placement Agent Agreement (collectively, the “Company Closing Conditions”), or the waiver thereof by the Placement Agent. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the other Investors of the Shares that they have agreed to purchase from the Company, and the Investor acknowledges that the Company may sell less than all of the Shares in the Offering.

     3.3. Delivery of Funds. Promptly after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Investor to the following account designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of January ___, 2005, by and among the Company, the Placement Agent and JPMorgan Chase Bank, N.A. (the “Escrow Agent”):

JPMorgan Chase Bank, N.A.
ABA No.: 021 000 021
Account No.: 507 897455
Account Name: NY Escrow Special Subscription Account
FFC: a/c # 10220760 ArQule, Inc. Escrow Account
Attention: Audrey Mohan
Tel. No: (212) 623-5087

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Placement Agent and the Investors to the Company upon the satisfaction, in the sole judgment of the Placement Agent, or the waiver, in the sole discretion of the Placement Agent, of the Company Closing Conditions. The Placement Agent shall have no rights in or to any of the escrowed funds, unless the Placement Agent and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fees. The Company and the Investor agree to indemnify and hold the Placement Agent and the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section 3.3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, except for Losses resulting from the willful misconduct or gross negligence of the Placement Agent or the Escrow Agent. Anything in this Agreement to the contrary notwithstanding, in no event shall the Placement Agent or the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Placement Agent or the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     3.4. Delivery of Shares. Promptly after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agent. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.3 above, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

4. Representations, Warranties and Covenants of the Investor.

     4.1. The Investor represents and warrants to, and covenants with, the Company that (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares, and (b) the Investor, in connection with its decision to purchase the number of Shares set forth on the Signature Page, relied only upon the Registration Statement and the Company’s regular reports on Forms 10-K, 10-Q, and 8-K as filed by the Company with the Commission.

     4.2. The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering materials, in all cases at its own expense. The Placement Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth or incorporated by reference in the Base Prospectus or the Prospectus Supplement.

     4.3. The Investor further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreement of the Investor herein may be legally unenforceable.

     4.4. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

     4.5. The Investor represents, warrants and agrees that it has not engaged in any short selling of the Company’s securities, or established or increased any “put equivalent position” as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934 with respect to the Company’s securities, within the past 10 trading days.

5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

6. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered as addressed as follows:

(a)	if to the Company, to:

ArQule, Inc.
19 Presidential Way
Woburn, MA 01801
Fax No.: (781) 503-0009
Attention: Stephen A. Hill

(b)	with copies mailed to:

ArQule, Inc.
19 Presidential Way
Woburn, MA 01801
Fax No.: (781) 994-0587
Attention: General Counsel

and

Arnold & Porter LLP
555 Twelfth Street, N.W.
Washington, DC 20004
Fax No.: (202) 942-5999
Attention: Richard E. Baltz, Esq.

(c) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

Exhibit A

ARQULE, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please allocate the Shares as follows:

ACCOUNT NAME	SHARES

TOTAL